General Motors Company
Q3 2011 Results
November 9, 2011
Exhibit 99.2
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Forward Looking Statements
In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,” “believe,”
“commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,”
“projected,” “positioned” or similar expressions is intended to identify forward looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; our suppliers’ ability to deliver parts, systems and components at such times to allow us to meet production schedules; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt, including as required to fund our planned significant investment in new technology; our ability to realize successful vehicle applications of new technology; and our ability to continue to attract new customers, particularly for our new products.
GM's most recent annual report on Form 10-K and quarterly reports on Form
10-Q provide information about these and other factors, which we may revise or supplement in future reports to the SEC.

Third Quarter 2011 Highlights 2 Q3 ‘11 F/(U) vs. Q3 ‘10 Global Deliveries 2.2M Net Revenue $36.7B EBIT - Adj. $2.2B - GMNA $2.2B - GME $(0.3)B - GMIO $0.4B - GMSA $0.0B Auto Free Cash Flow $0.3B

Third Quarter Highlights
• Reached labor agreement with UAW
– Maintains GM’s low break-even level
– Gives employees a direct stake in company’s performance
– Protects GM’s balance sheet
• Corporate credit rating upgrades
• GM and SAIC agreement for the co-development of new
electric vehicle architecture
• Agreement with LG to jointly design & engineer future
electric vehicles
• Important product announcements – Cadillac ELR,
Chevy Colorado midsize pickup, Chevy Spark minicar,
Spark EV (all electric), Chevy Trailblazer midsize SUV

Q3
2010
Q3
2011
GAAP
Net Revenue ($B) 34.1 36.7
Operating Income ($B) 1.7 1.8
Net Income to Common Stockholders ($B) 2.0 1.7
EPS – Diluted ($/Share) 1.20 1.03
Non- GAAP
EBIT- Adj. ($B) 2.3 2.2
Automotive Free Cash Flow ($B) 1.4 0.3
Summary of Q3 2011 Results

Note: Starting Q4 2010, EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis

Net Income Impact of Special Items

Q3
2010
Q3
2011
Net Income to Common Stockholders ($B) 2.0 1.7
EPS – Diluted ($/Share) 1.20 1.03
Special Items Included ($B):
None - -
Total Impact of Special Items:
Net Income to Common Stockholders ($B) - -
EPS – Diluted ($/Share) - -

Q3 Operating Income Walk to EBIT- Adj.

($B)
Q3
2010
Q3
2011
Operating Income 1.7 1.8
Equity Income 0.4 0.4
Non-Controlling Interests (0.1) 0.0
Non-Operating Income 0.3 0.0
Earnings Before Interest & Taxes (EBIT) 2.3 2.2
Less Special Items 0.0 0.0
EBIT- Adj. 2.3 2.2
Note: Starting Q4 2010 EBIT & EBIT-Adj. include GM Financial on an Earnings Before Tax (EBT) basis
Note: Results may not foot due to rounding

Q3 EBIT & EBIT- Adj.
2.1
(0.6)
0.5
0.2
n/a 0.0
2.3
0.0
2.3
2.2
(0.3)
0.4
0.0
0.2
(0.2)
2.2
0.0
2.2
GMNA GME GMIO GMSA GM
Financial*
Corp. /
Elims EBIT- Adj.
Plus
Special Items EBIT
($B)
* GM Financial at an Earnings Before Tax basis (EBT)
GMNA
GME GMIO GMSA
GM
Financial*
Corp./
Elims
EBIT- Adj.
Plus
Special Items
EBIT
Q3 2010
Q3 2011
Note: Results may not foot due to rounding

2,400
1,700
1,000
2,062
2,172
2,220
2,324
2,245
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

Global Deliveries
(000’s)
Global Share 11.4% 11.5% 11.4% 12.2% 12.0%
GM deliveries & market share include vehicles sold around the world under GM and JV brands, and through GM-branded distribution network

4.0
3.0
2.0
1.0
0.0
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

Earnings Before Interest & Taxes
($B)
Revenue ($B) 34.1 36.9 36.2 39.4 36.7
Oper Inc % Rev 5.1% 0.8% 2.6% 6.2% 4.9%
EBIT- Adj % Rev. 6.7% 2.8% 5.6% 7.5% 6.0%
Production (000’s) 2,104 2,269 2,327 2,400 2,221
2.3
1.3
3.5
1.0
EBIT-Adj.
2.0
EBIT-Adj.
Note: Starting Q4 2010 EBIT & EBIT-Adj. include GM Financial on an Earnings Before Tax (EBT) basis

3.0
2.2

Consolidated EBIT – Q3 2010 vs. Q3 2011
Q3 2010
EBIT ($B)
Q3 2011
EBIT ($B)
$0.1B Decrease
EBIT EBIT-Adj.
Less Special
Items
EBIT-Adj.
EBIT
Plus Special
Items
0.0
0.4 (0.4)
(0.1)
Volume /
Mix
Price Cost
Other
0.0
2.3 2.3
2.2
0.0
2.2

GMNA Deliveries (000’s) GMNA Share 17.7% 18.5% 18.3% 19.1% 18.8% U.S. Share 18.3% 19.1% 19.0% 20.0% 19.7% 660 685 684 11 784 745

2,500
3,000
3,500
4,000
4,500
5,000
5,500
6%
8%
10%
12%
14%
16%
18%
20%
22%
Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011
Key GMNA Performance Indicators
Avg. U.S. Retail Incentive as % of ATP
GM %
12.6 10.7 9.6 9.6 9.4 10.4 12.5 13.1 9.7 8.7 8.9 8.7 9.7 10.1 9.8 8.9
GM vs. Ind.
(GM % / Ind. %)
1.12 1.01 0.95 1.02 0.97 1.00 1.25 1.22 0.95 0.99 1.08 0.99 0.98 1.03 1.03 1.03
Share
$/Unit
U.S. Retail Share
U.S. Total Share Avg. GM U.S. Retail
Incentive
Note:  Incentive & ATP Information Based on J.D. Power and Associates Power Information Network data
Oct
2011

3.0
2.0
1.0
0.0
(1.0)
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

GMNA Earnings Before Interest & Taxes
($B)
Revenue ($B) 21.5 22.0 22.1 23.1 21.9
EBIT- Adj % Rev 9.9% 3.4% 5.7% 9.7% 10.0%
Production (000’s)
707 703 786 824 740
U.S. Dealer Inv (000’s)
478 511 574 605 558
2.1
0.8
2.9
1.3
EBIT-Adj.

2.2 2.2

GMNA EBIT – Q3 2010 vs. Q3 2011
Q3 2010
EBIT ($B)
Q3 2011
EBIT ($B)
$0.1B Improvement
EBIT EBIT-Adj.
Less Special
Items
EBIT-Adj.
EBIT
Plus Special
Items
(0.4)
0.3
0.0
0.2
Volume /
Mix
Price Cost
Other
0.0
2.1
2.1
2.2
0.0
2.2

900
450
0
389
427
429
483
407
115
129
109
142
127
274
298
320
341
280
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

GME Deliveries
(000’s)
GME Share 8.9% 9.0% 8.5% 9.1% 8.8%
Germany Share 8.5% 9.0% 8.2% 8.9% 8.6%
U.K. Share 12.6% 12.4% 12.6% 13.3% 11.9%
Chevrolet
GME Excl.
Chevrolet
GME deliveries and market share include unit sales of Chevrolets produced by GMIO and delivered to customers in GME.
Revenue and associated costs of these unit sales are reported by GMIO

3.0
2.0
1.0
0.0
(1.0)
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

GME Earnings Before Interest & Taxes
($B)
Revenue ($B) 5.7 6.9 6.9 7.5 6.2
EBIT- Adj % Rev (9.9)% (9.2)% 0.1% 1.4% (4.7)%
Production (000’s) 286 313 344 326 270
(0.6) (0.6)
(0.4)
0.0
EBIT-Adj.

0.1
(0.3)

GME EBIT – Q3 2010 vs. Q3 2011
Q3 2010
EBIT ($B)
Q3 2011
EBIT ($B)
$0.3B Improvement
EBIT
EBIT-Adj.
Less Special
Items
EBIT-Adj.
EBIT
Plus Special
Items
Volume /
Mix
Price Cost
Other
0.0
0.1
0.0
0.2
0.0
0.0
(0.6)
(0.6)
(0.3)
(0.3)

900
450
0
745
775
858
783
816
567
576
686
588
620
178
199
172
195
196
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

GMIO Deliveries (000’s) GMIO Share 8.7% 8.6% 9.1% 9.6% 9.4% China Share 13.6% 11.6% 13.6% 13.4% 14.1% India Share 3.0% 3.4% 3.1% 3.4% 3.7% China GMIO Excl. China 18

GMIO Earnings Before Interest & Taxes
($B)
Revenue ($B)
EBIT margin from
consolidated operations*
Total China JV NI/Rev**
5.1
4.5%
11.8%
6.1
2.0%
7.7%
5.4
3.0%
12.0%
6.6
3.4%
11.1%
6.3
(0.6)%
10.5%
Consolidated Prod. (000’s)
Joint Venture Prod. (000’s)
Total Production (000’s)
235
631
866
265
747
1,012
257
709
966
310
693
1,003
253
715
968
0.5
0.3
0.5
0.6
EBIT-Adj.

0.6
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
* Excludes equity income and non-controlling interest adjustment. See supplementary schedule S8 for additional details.
** Revenue not consolidated in GM results, pro-rata share of earnings reported as equity inc.
*** Joint Venture production includes China & other JV’s
0.4
***
Equity Income

EBIT
EBIT-Adj.
Less Special
Items
EBIT-Adj.
EBIT
Plus Special
Items
Volume /
Mix
Price
Cost Other
Q3 2010
EBIT ($B)
Q3 2011
EBIT ($B)
$0.1B Decrease
0.2
(0.2)
(0.1)
0.0
0.0
0.0
0.5 0.5
0.4
0.4
GMIO EBIT – Q3 2010 vs. Q3 2011

900
450
0
268
285
248
274
277
169
186
143
161
161
99
99
105
113
116
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

GMSA Deliveries (000’s) GMSA Share 19.8% 19.6% 18.7% 19.3% 18.7% Brazil Share 18.3% 18.4% 17.3% 17.6% 17.1% Brazil GMSA Other 21

3.0
2.0
1.0
0.0
(1.0)
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

GMSA Earnings Before Interest & Taxes ($B) Revenue ($B) 4.0 4.5 3.9 4.4 4.4 EBIT- Adj % Rev 4.1% 4.4% 2.3% 1.3% (1.0)% Production (000’s) 245 241 231 247 243 0.2 0.2 0.1 0.1 22 0.0

GMSA EBIT – Q3 2010 vs. Q3 2011
Q3 2010
EBIT ($B)
Q3 2011
EBIT ($B)
$0.2B Decrease
EBIT
0.0
(0.2)
(0.1)
0.1
EBIT
EBIT-Adj.
Less Special
Items
EBIT-Adj.
Plus Special
Items
Volume /
Mix
Price Cost Other
0.2
0.2
0.0
0.0
0.0
0.0

Automotive Free Cash Flow
($B) Q3 2010 Q3 2011
Net Income to Common Stockholders 2.0 1.7
Add-back Non-Controlling Interests, Preferred Dividends &
undistributed earnings allocated to Series B
0.2 0.4
Deduct Non-Auto (GM Financial) n/a (0.1)
Automotive Net Income 2.2 2.0
Depreciation / Amortization 1.7 1.4
Working Capital (0.5) (0.3)
Pension / OPEB – Cash in Excess of Expense (0.3) (0.3)
Other (0.5) (1.0)
Automotive Net Cash Provided/(Used)
Operating Activities
2.6 1.8
Capital Expenditures (1.2) (1.5)
Automotive Free Cash Flow 1.4 0.3

Key Automotive Balance Sheet Items
($B)
Sep. 30
2010
Jun. 30
2011
Sep. 30
2011
Cash & marketable securities* 34.5 33.8 33.0
Available Credit Facilities
1.3 5.9 5.9
Available Liquidity*
35.8
39.7 38.8
Key Obligations:
Debt 8.6 4.7 4.2
Series A Preferred Stock 7.0 5.5 5.5
U.S. Pension Underfunded Status** 18.0 10.8 8.7
Unfunded OPEB 9.4 10.0 9.5
*    Includes Canadian HC Trust restricted cash
**   Excludes U.S. non-qualified plan PBO of ~$0.9 billion
*** Excludes  ~$2B stock contribution completed 1/13/11 that is counted as a plan asset starting in July 2011

***
Note: Results may not foot due to rounding

GM Financial
Q3
2010
Q3
2011
Industry Avg. (Excl. GM)
Q3
2010
Q3
2011
GM Sales Penetrations
U.S. Subprime (<=620) 4.8% 6.6%
4.5% 5.1%
U.S. Lease 8.6% 11.4%
20.5% 20.6%
Canada Lease 2.1% 9.4%
13.8% 15.0%
GM / GM Financial Linkage
GM as % of GM Financial Originations
(GM New / GMF Loan & Lease)
15.7% 39.3%
GM Fin. as % of GM U.S. S/P & Lease 9.8% 16.9%
GM Financial Performance
GM Financial Credit Losses
(annualized net charge-offs as % avg. receivables)
5.4% 3.0%
EBT ($M) 91 178

GM Sales Penetrations based on JD Power PIN
* GM acquired GM Financial in Oct. 2010, prior to this GM Financial was an independent entity and not consolidated into GM results. Q3
2010 does not reflect purchase accounting and is not directly comparable to Q3 2011

Q4 2011 Outlook

• Based on current industry outlook, expect Q4 EBIT- Adj. to be at levels similar to Q4 2010
Seasonal trends in GMNA
Continued weakness in Europe
• GME will not reach target of breakeven EBIT- Adj. before
restructuring charges due to declining economic conditions
• Expect a special items gain in Q4 of ~$800M related to
Canadian Health Care Trust (HCT)

Third Quarter Summary

• Calendar-year-to-date results encouraging
Revenue  $112B
Global share +0.5 pts to 11.9%
EBIT-Adj. $7.2B
• Good progress, but more to do to deliver long-term
sustainable results
Improve results in GME & GMSA
Reduce complexity
Focus on cost containment
Leverage expected global growth
Deliver improved margins

New
Business
Model
Leverage
to Global Growth
Significantly Lower Risk Profile

New GM 29

General Motors Company Select Supplemental Financial Information ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** *****

EBIT Walk to Net Income to Common Stockholders
S1
($B)
Q3
2010
Q3
2011
GMNA 2.1 2.2
GME (0.6) (0.3)
GMIO 0.5 0.4
GMSA 0.2 0.0
Corp & Elims 0.0 (0.2)
GM Financial n/a 0.2
Total EBIT 2.3 2.2
Interest Expense / (Income) 0.1 0.0
Income Tax Expense / (Benefit) 0.0 0.1
Net Income to Stockholders 2.2 2.1
Undistributed earnings allocated to Series B (Basic) n/a (0.2)
Dividends on Preferred Stock (0.2) (0.2)
Net Income to Common Stockholders 2.0 1.7
Note: Starting Q4 2010 EBIT includes GM Financial on an Earnings Before Tax (EBT) basis
Note: Results may not foot due to rounding

Reconciliation of Q3 2011 EBIT- Adj.
($B)
Q3
2010
Q3
2011
Net Income to Common Stockholders 2.0 1.7
Add Back:
Undistributed earnings allocated to Series B (Basic) n/a 0.2
Dividends on Preferred Stock 0.2 0.2
Interest Expense / (Income) 0.1 0.0
Income Tax Expense / (Benefit)
0.0 0.1
Earnings Before Interest & Taxes (EBIT) 2.3 2.2
Less Special Items:
None
-
-
Total Special Items 0.0 0.0
EBIT- Adj. 2.3 2.2
Note: Results may not foot due to rounding
S2
Note: Starting Q4 2010, EBIT includes GM Financial on an Earnings Before Tax (EBT) basis

Restructuring (not included in special items)
($B)
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
GMNA – Dealer Related
0.0 0.0 0.0 0.0 0.0
GMNA – Non-Dealer
Related
0.1 0.2 0.0 0.0 (0.1)
Total GMNA 0.1 0.2 0.0 0.0 (0.1)
Total GME
(0.1) (0.1) 0.0 (0.1) (0.1)
Total GMIO 0.0 0.0 0.0 0.0 0.0
Total GMSA
0.0 0.0 0.0 0.0 0.0
Total
(0.1) 0.1 (0.1) (0.1) (0.2)
S3
Note: Results may not foot due to rounding

Operating Income Walk to EBIT- Adj.
($B)
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Operating Income 1.7 0.3 0.9 2.5 1.8
Equity Income 0.4 0.3 2.1 0.4 0.4
Non-Controlling Interests (0.1) (0.1) 0.0 0.0 0.0
Non-Operating Income 0.3 0.9 0.5 0.2 0.0
Earnings Before Interest & Taxes
(EBIT)
2.3 1.3 3.5 3.0 2.2
Less Special Items 0.0 0.3 1.5 0.0 0.0
EBIT- Adj. 2.3 1.0 2.0 3.0 2.2
Note: Starting Q4 2010  EBIT & EBIT-Adj. include GM Financial on an Earnings Before Tax (EBT) basis
S4
Note: Results may not foot due to rounding

Reconciliation of Automotive Free Cash Flow
($B)
Q3
2010
Q3
2011
Net cash provided by operating activities 2.6 2.0
Less net cash provided by operating activities-GM Financial n/a (0.2)
Automotive Net Cash Provided/(Used)
Operating Activities
2.6 1.8
Capital expenditures (1.2) (1.5)
Automotive Free Cash Flow 1.4 0.3
S5

GM Financial – Key Metrics
($M)
Q3 2011
Memo:
Q3 2010**
Earnings Before Tax 178

Total Originations 1,547

GM new vehicles as % of total 39.3%
16.5%
Finance Receivables 9,438
8,676
Delinquencies (>30 days)* 6.4%
8.7%
Annualized net charge-offs as % of
avg. receivables
3.0%
5.4%
S6
* Excludes finance receivables in repossession
** GM acquired GM Financial in Oct. 2010, prior to this GM Financial was an independent entity and not consolidated into GM results. Q3 2010 does not reflect purchase accounting and is not directly comparable to Q3 2011

Info Item: GMNA – C$ Net Monetary Liability
GMNA C$ NML Translational Impact
Q3
2010
Q4
2010
CY
2010
Q1
2011
Q2
2011
Q3
2011
Non-Cash EBIT Impact ($B) $(0.2) $(0.2) $(0.4) $(0.2) $0.0 $0.3
Period End FX (CAD per USD)
Inc/(Dec) vs. Prior Period
1.0269
(0.0222)
0.9980
(0.0289)
0.9980
(0.0507)
0.9713
(0.0267)
0.9730
0.0017
1.0317
0.0587
• GM Canada balance sheet includes C$ Net Monetary Liability (NML)
position, primarily pension, OPEB and accrued liabilities
• USD value of NML will vary due to difference in period end to period end FX
• Since GM Canada is USD functional, translation exchange realized as non-
cash charge recorded to GMNA P&L
S7

Calculation of EBIT- Adj. as a Percent of Revenue
($B)
Q3
2010%
Q4
2010%
Q1
2011%
Q2
2011%
Q3
2011%
Consolidated
Revenue 34.1 36.9 36.2 39.4 36.7
Operating Income 1.7 5.1% 0.3 0.8% 0.9 2.6% 2.5 6.2% 1.8 4.9%
EBIT- Adj. 2.3 6.7% 1.0 2.8% 2.0 5.6% 3.0 7.5% 2.2 6.0%
GMIO
Revenue 5.1 6.1 5.4 6.6 6.3
Operating Income 0.1 2.5% 0.1 1.1% 0.1 1.8% 0.2 2.3% 0.0 0.2%
Non-Operating Income (Expense) 0.1 0.1 0.0 0.1 (0.1)
Plus Special Items * 0.0 0.0 0.1 0.0 0.0
EBIT from consolidated
operations
0.2 4.5% 0.1 2.0% 0.2 3.0% 0.2 3.4% 0.0 (0.6)%
Note: EBIT- Adj. includes GM Financial on an Earnings Before Tax (EBT) basis; Results may not foot due to rounding
*  Q1 2011 includes $67 million charge recorded as a special item
S8

EBIT to EBIT– Adj.
($B)
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
EBIT
GMNA
2.1 0.8 2.9 2.2 2.2
GME
(0.6) (0.6) (0.4) 0.1 (0.3)
GMIO
0.5 0.3 0.5 0.6 0.4
GMSA
0.2 0.2 0.1 0.1 0.0
Corp & Elim.
0.0 0.4 0.3 (0.2) (0.2)
GM Financial*
n/a 0.1 0.1 0.1 0.2
Total  EBIT
2.3 1.3 3.5 3.0 2.2
Special Items
GMNA
0.0 (0.1) (1.6) 0.0 0.0
GME
0.0 (0.1) 0.4 0.0 0.0
GMIO 0.0 0.0 0.1 0.0 0.0
GMSA
0.0 0.0 0.0 0.0 0.0
Corp & Elim.
0.0 (0.2) (0.3) 0.0 0.0
GM Financial
0.0 0.0 0.0 0.0 0.0
Total Special Items
0.0 (0.3) (1.5) 0.0 0.0
EBIT– Adj.
GMNA
2.1 0.8 1.3 2.2 2.2
GME
(0.6) (0.6) 0.0 0.1 (0.3)
GMIO
0.5 0.3 0.6 0.6 0.4
GMSA
0.2 0.2 0.1 0.1 0.0
Corp & Elim.
0.0 0.2 0.0 (0.2) (0.2)
GM Financial*
n/a 0.1 0.1 0.1 0.2
Total EBIT– Adj.
2.3 1.0 2.0 3.0 2.2
S9
Note: Results may not foot due to rounding * GM Financial at an Earnings Before Tax basis (EBT)